EXHIBIT 4

                      RESOLUTIOS OF THE BOARD OF DIRECTORS

                                       OF

                                 RENT GARD CORP.


CORPORATE RECORDS

RESOLVED that:

1. all registers and other corporate records required to be prepared and maintained by the Corporation by the Business Corporations Act, but excluding its articles and its accounting records, be kept in a bound or looseleaf book designated ad the minute book; and

2. a notarial copy of the Corporation's articles of incorporation endorsed with a certificate of incorporation be placed in the minute book.

LOCATION OF MINUTE BOOK

RESOLVED that the offices of the Corporation's solicitors Fasken Martineau DoMoulin LLP, 66 Wellington Street West, Suite 3600, Toronto, Ontario, M5K 1N6 is designated as a place where the minute book containing the registers and corporate records of the Corporation shall be prepared and maintained.

ENACTMENT OF BY-LAW NUMBER 1

RESOLVED that:

1. By-law Number 1 of the Corporation, being a by-law regulating the business and affairs of the Corporation, is made; and

2. the proper officers of the Corporation are authorized and directed to sign By-law Number 1 in order to evidence its making.

FORM OF SHARE CERTIFICATE

RESOLVED that:

1. the form of share certificate and blank endorsement thereon attached as Schedule "A" to these resolutions is approved as the form of share certificate for the Common shares of the Corporation.


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ISSUE OF SHARES

RESOLVED that:

1. The following shares of the Corporation are issued to the following persons in the respective numbers set opposite their respective names:

         SHAREHOLDER                        SHARE CLASS           NO. OF SHARES

         Rent Shield Corp.                  Common                     100

2. $.01 is determined as the consideration for the issuance of each Common share; and

3. the Corporation having received payment in full for such shares, such shares are issued as fully paid and non-assessable.

FINANCIAL YEAR

RESOLVED that, until changed by resolution of the board of directors, the financial year of the Corporation shall end on the 31st day of December.

DESIGNATION OF OFFICES AND
APPOINTMENT OF OFFICERS

RESOLVED that, until changed by resolution of the board of directors, the offices of the Corporation shall be as follows, and the following individuals are appointed to those respective offices, each to serve at the pleasure of the board of directors:

                  Judith Hamilton           -                 Presidnet
                  Anna Sordi                -                 Secretary

DUTIES OF OFFICERS

RESOLVED that duties and powers of the officers appointed from time to time to the offices set out below shall be as follows:

1. President - The president shall be the chief executive officer of the Corporation and shall be charged, subject to the authority of the board of directors, with the general supervision of the business and affairs of the Corporation.

2. Duties of Other Officers - All other officers shall have the duties and powers assigned to them by the president or the board of directors from time to time.

3. Assistants - The board of directors may appoint an assistant to any officer to assist such officer in the discharge of that officer's duties and powers, and any



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         of the duties and powers of an officers to whom an  assistant  has been appointed may be exercised and performed by such assistant unless the board of directors otherwise directs.

BANKING

RESOLVED that the banking resolution attached as Schedule "B" to these resolutions in the form required by is approved as a banking resolution of the Corporation.

The undersigned, being the sole director of the Corporation, signs the foregoing resolutions in accordance with the provisions of the Business Corporations Act.

DATED the as of the 10th day of September, 2003



                                                       /s/ Anthony Maniaci
                                                       -----------------------
                                                       Anthony Maniaci


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                                  SUBSCRIPTION

TO:      RENT GARD CORP. (the "Corporation")

AND      TO: THE BOARD OF DIRECTORS THEREOF

The undersigned subscribes for 100 common shares in the capital of the Corporation at the price of $.01 per share and tenders herewith the sum of $1.00 in full payment of the aggregate price for such shares.

DATED the 10th day of September, 2003


                                                RENT SHIELD CORP.


                                                By: /s/  [ILLEGIBLE]
                                                    ---------------------------
                                                    authorized signatory

                             RESIGNATION OF DIRECTOR



TO:      RENT GARD CORP. (the "Corporation")

AND      TO: THE SHAREHOLDER THEREOF

I resign as the director of the Corporation to take effect forthwith.


DATED as of the 10th day of September,  2003



                                                      /s/ Anthony Maniaci
                                                      -------------------------
                                                      Anthony Maniaci

                  CONSENT TO EXEMPTION FROM AUDIT REQUIREMENTS


TO:      RENT GARD CORP. (the "Corporation")


WHEREAS the Corporation wished to be exempt from the audit requirements of the Business Corporations Act (the "Act"); and

WHEREAS the Corporation is not an offering corporation as defined in the Act.

THEREFORE, the undersigned, being all of the shareholders of the Corporation, consent to the Corporation being exempt from the requirements of Part XII of the Act regarding the appointment and duties of an auditor in respect of the current financial year of the Corporation.

DATED the 10th day of September, 2003




                                                RENT SHIELD CORP.


                                                By: /s/   [ILLEGIBLE]
                                                    ---------------------------
                                                       authorized signatory

                         RESOLUTIONS OF THE SHAREHOLDERS

                                       OF

                                 RENT GARD CORP.

NUMBER OF DIRECTORS

RESOLVED as a special resolution that:

1. the number of directors of the Corporation, and the number of directors to be elected at each annual meeting of the shareholders Corporation, within the minimum and maximum numbers provided for in the articles of the Corporation, shall, until otherwise determined by the board of directors, be three; and

2. unless and until this resolution is revoked, the board of directors of the Corporation is empowered to determine by resolution from time to time the number of directors of the Corporation within the minimum and maximum numbers provided for in the articles of the Corporation.

RESIGNATION OF DIRECTOR

RESOLVED that the resignation of Anthony Maniaci as the sole director of the Corporation is received and accepted in accordance with its terms.

ELECTION OF DIRECTOR

RESOLVED that Anna Sordi, Judith Hamilton and Hugh Forrest are elected the three directors of the Corporation.

CONFIRMATION OF BY-LAW NUMBER 1

RESOLVED that By-law Number 1 of the Corporation in the form made by the board of directors, being a by-law regulating the business and affairs of the Corporation, is confirmed.

APPOINTMENT OF ACCOUNTANT

WHEREAS all of the shareholders have consented in writing to the Corporation being exempt from the requirements of the Business Corporations Act regarding the appointment and duties of an auditor in respect of its current financial year.

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RESOLVED that Louis Lettieri is appointed as accountant of the Corporation in respect of its current financial year.

The undersigned, being the sole shareholder of the Corporation entitled to vote, signs the foregoing resolutions in accordance with the provisions of the Business Corporations Act.

DATED the 10th day of September, 2003.



                                                  RENT SHIELD CORP.


                                                  By: /s/
                                                      --------------------------
                                                         authorized signatory

                                   CERTIFICATE


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


I certify that I am either a Canadian citizen ordinarily resident in Canada or a permanent resident within the meaning of the Immigration and Refugee Protection Act (Canada), ordinarily resident in Canada, but not a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which I first became eligible to apply for Canadian citizenship.

I acknowledge that the Corporation is relying upon this certificate to ensure that it is complying with the provisions of the Business Corporations Act and agree to advise the Corporation in writing if the foregoing ceases to be correct.

I consent to my election or appointment as a director of the Corporation. I acknowledge that this consent is given on or within 10 days after the date of my election or appointment.

I notify the Corporation that I am to be regarded as interested in any contract made or any transaction entered into between the undersigned and the Corporation.


DATED the 10th day of September, 2003.



                                                         /s/ Anna Sordi
                                                         ----------------------
                                                         Anna Sordi


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                                   CERTIFICATE


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


I certify that I am either a Canadian citizen ordinarily resident in Canada or a permanent resident within the meaning of the Immigration and Refugee Protection Act (Canada), ordinarily resident in Canada, but not a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which I first became eligible to apply for Canadian citizenship.

I acknowledge that the Corporation is relying upon this certificate to ensure that it is complying with the provisions of the Business Corporations Act and agree to advise the Corporation in writing if the foregoing ceases to be correct.

I consent to my election or appointment as a director of the Corporation. I acknowledge that this consent is given on or within 10 days after the date of my election or appointment.

I notify the Corporation that I am to be regarded as interested in any contract made or any transaction entered into between the undersigned and the Corporation.


DATED the 10th day of September, 2003.




                                                      /s/ Judith Hamilton
                                                      -------------------------
                                                      Judith Hamilton

                                   CERTIFICATE


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


I certify that I am either a Canadian citizen ordinarily resident in Canada or a permanent resident within the meaning of the Immigration and Refugee Protection Act (Canada), ordinarily resident in Canada, but not a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which I first became eligible to apply for Canadian citizenship.

I acknowledge that the Corporation is relying upon this certificate to ensure that it is complying with the provisions of the Business Corporations Act and agree to advise the Corporation in writing if the foregoing ceases to be correct.

I consent to my election or appointment as a director of the Corporation. I acknowledge that this consent is given on or within 10 days after the date of my election or appointment.

I notify the Corporation that I am to be regarded as interested in any contract made or any transaction entered into between the undersigned and the Corporation.


DATED the 10th day of September, 2003.




                                                        /s/ Hugh Forrest
                                                        -----------------------
                                                        Hugh Forrest


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                                     CONSENT


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


         The   undersigned   director  of  the   Corporation   consents  to  the
participation by any director in a meeting of the board of directors or of a committee of the board of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, such consent to continue in effect unless revoked by a written instrument delivered to the Corporation.


         DATED the 10th day of September, 2003




                                                        /s/ Anna Sordi
                                                        -----------------------
                                                        Anna Sordi

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                                     CONSENT


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


         The   undersigned   director  of  the   Corporation   consents  to  the
participation by any director in a meeting of the board of directors or of a committee of the board of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, such consent to continue in effect unless revoked by a written instrument delivered to the Corporation.


         DATED the 10th day of September, 2003




                                                        /s/ Judith Hamilton
                                                        -----------------------
                                                        Judith Hamilton

                                     CONSENT


TO:      RENT GARD CORP. (the "Corporation")

AND TO:  THE BOARD OF DIRECTORS THEREOF


         The   undersigned   director  of  the   Corporation   consents  to  the
participation by any director in a meeting of the board of directors or of a committee of the board of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, such consent to continue in effect unless revoked by a written instrument delivered to the Corporation.


         DATED the 10th day of September, 2003




                                                       /s/ Hugh Forrest
                                                       ----------------------
                                                       Hugh Forrest

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

                                       OF

                                 RENT GARD CORP.



BE IT RESOLVED THAT the head office of the Corporation be and is hereby changed from 80 Carlauren Road, Suite 23, Woodbridge, Ontario L4L 7Z5 to 100 Scarsdale Road, Suite 200, North York, Ontario M3B 2R8 as of the date hereof.

The undersigned, being all of the directors of the Corporation, signs the foregoing resolutions in accordance with the provisions of the Business Corporations Act.


DATED as of this 11th day of September, 2003.




                                                       /s/ Anna Sordi
                                                       ----------------------
                                                       Anna Sordi


                                                       /s/ Judith Hamilton
                                                       ----------------------
                                                       Judith Hamilton


                                                       /s/ Hugh Forrest
                                                       ----------------------
                                                       Hugh Forrest

                              SPECIAL RESOLUTION OF

                                 RENT GARD CORP.


WHEREAS the Corporation is desirous of changing its name to Rent Shield Canada Limited.

NOW THEREFORE BE IT RESOLVED as a special resolution of the Corporation that the articles of the Corporation be and the same are hereby amended to change the name of the Corporation from Rent Gard Corp. to Rent Shield Canada Limited.

The foregoing resolutions are hereby passed and consented to by the sole shareholder of Rent Gard Corp. this 6th day of November, 2003 as evidenced by its signature hereto.




                                                     RENT SHIELD CORP.


                                                     By: /s/ [ILLEGIBLE]
                                                         ----------------------
                                                         authorized signatory